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                                                                   Exhibit 10.13

                               FIRST AMENDMENT TO
                             STOCKHOLDERS AGREEMENT

     First Amendment dated as of December 17, 1996 to the Stockholders Agreement dated as of August 5, 1996 (the "Stockholders Agreement") among FURNISHINGS INTERNATIONAL INC. and its stockholders; defined terms used herein and not otherwise defined are used herein as defined in the Stockholders Agreement.

     Certain managers have expressed a desire to give a limited number of shares of HFG Common Stock to their own parents or to their spouse's parents, which gifts would require an amendment to the current definition of "Permitted Transferee" in the Stockholders Agreement.

     The undersigned wish to effect such an amendment, so long as the total number of shares of HFG Common Stock so transferred does not exceed 1,000 shares in the aggregate (i.e., 0.1% of the HFG Common Stock on a Fully-Diluted Basis).

     The undersigned have the authority to effect such an amendment pursuant to Sections 7.2 and 7.4 of the Stockholders Agreement.

     Accordingly, the undersigned hereby amend clause (i) of the definition of "Permitted Transferee" in Section 1.1(a) of the Stockholders Agreement by adding the following proviso to the end of such clause:

            "provided, however, that the Chairman of the Company may permit any manager to give a specified number of shares of HFG Common Stock to his or her parents, to his or her spouse's parents, or to any thereof, so long as the total number of shares of HFG Common Stock transferred by all such managers pursuant to this proviso does not exceed 1,000 shares in the aggregate (with appropriate adjustments for stock splits, stock dividends, and stock combinations)."

     In Witness Whereof, the undersigned have executed this First Amendment (which may be executed in multiple counterparts) as of the date first written above.

MASCO CORPORATION                         399 VENTURE PARTNERS, INC.


By:____________________________           By:______________________________
   Its: Senior Vice President and            Its:
        General Counsel


                                         _____________________________________
                                         Douglas C. Barnard, as Voting Trustee
                                         Under an Agreement Dated August 5, 1996


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                                          FURNISHINGS INTERNATIONAL, INC.


                                          By:  __________________________
                                                   Its Vice President

First Amendment to
Stockholders Agreement